Valued Advisers Trust

Longview Global Allocation Fund

Supplement to the Prospectus

dated September 28, 2012

Supplement dated December 13, 2012

At its December 11-12, 2012 Board meeting, the Board of Trustees (“Board”) of the Valued Advisers Trust (the “Trust”) approved several proposals relating to the Longview Global Allocation Fund (the “Fund”). The Board approved a change to the expense limitation arrangements currently in place for the Fund, which will go effective immediately, and two changes to the Fund’s investment strategy, as well as a change to the Fund’s name, which will go effective on March 1, 2013. Each change is detailed below.

LOWER EXPENSE LIMITATION

Effective December 13, 2012, the Fund’s adviser contractually has agreed to lower the Fund’s expense cap from 2.20% to 1.99% and extend the term of the expense limitation agreement such that the new contractual agreement is in effect through September 30, 2014. Accordingly, the section of the Fund’s prospectus dated September 28, 2012 labeled “SUMMARY SECTION – Fees and Expenses of the Fund” is hereby deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional and in the section “How to Buy Shares – Sales Charges” on page 19 of this prospectus.

Shareholder fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a % of offering price)	5.75%[1]
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	2.00%
Fee for Redemptions Paid by Wire	$15.00

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.15%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.77%
Acquired Fund Fees and Expenses[2]	0.55%

Total Annual Fund Operating Expenses	2.72%

1.	Purchases of $1 million or more may be made without the imposition of a sales charge, but may be imposed a Contingent Deferred Sales Charge (“CDSC”) if redeemed within 18 months.
2.	Effective December 13, 2012, the Adviser has agreed to amend its existing expense limitation agreement. Under the terms of the amended expense limitation agreement, the Adviser will waive its fees and/or reimburse other expenses of the Fund until September 30, 2014, so that Total Annual Fund Operating Expenses does not exceed 1.99%. This operating expense limitation does not apply to brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, fees and expenses paid under a distribution plan adopted pursuant to Rule 12b-1, and indirect expenses (such as “Acquired Funds Fees and Expenses”). Prior to December 13, 2012, the expense cap was 2.20%. The Adviser may be entitled to the reimbursement of any fees waived or expenses reimbursed pursuant to the agreement provided overall expenses fall below the limitations set forth above. The Adviser may recoup the sum of all fees previously waived or expenses reimbursed during any of the previous three (3) years, less any reimbursement previously paid, provided total expenses do not exceed the limitation set forth above. This agreement may only be terminated by mutual consent of the Adviser and the Fund.

REVISIONS TO INVESTMENT STRATEGY

Effective March 1, 2013, the Fund may engage in short sales of securities. Risks associated with short sales include the following:

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Short Sale Risk – The Fund may make short sales of securities, which means it may experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced. Short sales may reduce the Fund’s returns or increase volatility.

Additionally, effective March 1, 2013, the Fund’s investment strategy will be revised to remove the 40% investment requirement relating to foreign securities. While the Fund will continue to invest in exchange-traded funds that invest primarily in foreign securities, it will no longer be subject to the requirement to invest at least 40% of its net assets in such exchange-traded funds.

CHANGE IN FUND NAME

The Board approved a change in the Fund’s name from the Longview Global Allocation Fund to the “Longview Tactical Allocation Fund.” The investment adviser to the Fund believes that this name change better describes the Fund’s multi-asset class flexibility.

The name change will become effective on March 1, 2013.

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This supplement and the Prospectus provide the information a prospective investor should know about the Fund and should be retained for future reference. A Statement of Additional Information, dated September 28, 2012 has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund at (877) 460-6423.